M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Dear Shareholders:

We are pleased to provide this annual report for the Municipal Partners Fund Inc. ("Fund") as of December 31, 2000. Included is a market commentary, a schedule of the Fund's investments as of December 31, 2000 and the audited financial statements for the year ended December 31, 2000.

The Fund distributed income dividends to common shareholders totaling $0.78 per common share during the period. The table below shows the annualized distribution rate and the 12-month total return based on the Fund's December 31, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price: 1

                Price                Annualized              12-Month
              Per Share          Distribution Rate 2        Total Return 2
         -----------------       ------------------        -------------
         $14.25 (NAV)                   5.15%                  15.08%
         $12.0625 (NYSE)                6.09%                  17.90%

MARKET REVIEW

The millennium began with a negative tone for bond investors. Leading investor unease was Y2K technology matters and a red-hot domestic economy, with the potential to overheat. Concerns about Y2K may have been overstated, however a resilient economy fueled the prospect for higher inflation, diminishing the allure of bonds. The Federal Reserve Board ("Fed") raised their short-term borrowing rate three times during the first half of 2000 in an effort to moderate U.S. economic growth. The Fed's restrictive monetary policy proved to have the desired effect. Inflation remained relatively tame and economic data reported during the second half of the year foretold of a slower U.S. economy.

During 2000, municipal bonds were an element of balance and diversification for many investors, which contrasts to the difficulties experienced by stock and corporate bond investors. Specifically, tax-exempt securities outpaced most other bond and stock markets during the past year.

State and local governments issued approximately $200 billion of debt during the calendar year 2000 representing a 12% decline versus 1999's pace of $227 billion. The drop in municipal bond supply was attributable to a precipitous decline in refunding activity. Refunding issues eased almost 50% (year over year) while new project funding increased slightly.

INVESTMENT STRATEGY

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the foundation of how we manage the Fund. Our investment process begins with the Investment Policy Committee, which is comprised of senior Salomon Brothers Asset Management portfolio managers across various asset classes and sectors. (Robert Amodeo represents municipal fixed income as a member of the Investment Policy Committee.)

The Investment Policy Committee's outlook for interest rate movements and the domestic economy are the main drivers of the Fund's top-down investment decisions. (Top-down refers to an investing

------------
1 The NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (net assets of common shareholders) by the total number of common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is its market price (NYSE) as determined by supply and demand.
2 Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in the report. This annualized distribution rate assumes a current monthly income dividend rate to common shareholders of $0.0612 for 12-months. This rate is as of January 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

style that begins with an assessment of trends in the general economy, followed by selecting those investments that will most likely benefit from those trends.)

We then employ a bottom-up approach that combines our proprietary evaluation tools with experienced human judgment to identify relative value among various municipal securities. (Bottom-up investing is an investing style that focuses on the fundamental strength of individual companies and municipalities.)

At year-end, the Fund's long-term holdings consisted of 57 issues throughout 24 different states. The credit quality of the portfolio remained strong, with an average rating of AA. Sector weightings were well diversified, with the greatest emphasis in industrial development, housing and transportation.

MARKET OUTLOOK

Strong demand from retail investors absorbed most of last year's supply of bonds while property and casualty insurance companies ("P&C's") and mutual funds generally kept a low profile. We believe recent indications, however, point to a resurging bid for municipal bonds from P&C's as an increasing number of P&C's foresee a steady and profitable year ahead. We also believe that the retail investor should remain a dominant player in the municipal bond market during the upcoming year. Looking ahead, we also expect the supply of municipal debt to reach approximately $200 billion during the calendar year 2001.

In our opinion, municipal bonds should remain attractive on an after-tax basis when compared to U.S. Treasuries. Additionally, we believe that the relatively strong fundamental quality of many municipal debt issuers should remain unchanged during 2001. However, we believe that the pace of improvement in municipal credit quality may slow, should the national economy continue to wane.

Thank you for investing in the Municipal Partners Fund Inc. We appreciate the confidence you have demonstrated in our investment management approach in the past and hope to continue to serve you in the years ahead.

Cordially,

/s/ Heath B. McLendon                             /s/ Robert E. Amodeo

Heath B. McLendon                                 Robert E. Amodeo
Co-Chairman of the Board                          Executive Vice President


/s/ Stephen J. Treadway

Stephen J. Treadway
Co-Chairman of the Board

January 18, 2001

The information in this letter represents the opinion of the manager and is not intended to be a forecast of future results, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 3 through 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Schedule of Investments
December 31, 2000

     Face
    Amount     Rating(a)                            Security                                      Value
---------------------------------------------------------------------------------------------------------
Long-Term Investments -- 98.7%
Alabama -- 1.0%
 $1,225,000    BBB+      Courtland, AL IDB, Solid Waste Disposal Revenue, (Champion
                           International Corp. Project), Series A, 7.000% due 11/1/22 .....   $ 1,257,462
                                                                                              -----------

Colorado -- 0.8%
  1,000,000    A-        Colorado Springs, CO Hospital Revenue, 6.375% due 12/15/30 .......     1,010,570
                                                                                              -----------

District of Columbia -- 1.7%
  2,000,000    AAA       District of Columbia Revenue, (American University),
                           AMBAC-Insured, 5.625% due 10/1/26 ..............................     2,043,260
                                                                                              -----------

Georgia -- 1.1%
  1,125,000    AAA       Atlanta, GA Water & Waste Revenue, Series A, FGIC-Insured,
                           5.000% due 11/1/38 .............................................     1,078,886
    230,000    AAA       Fulton County, GA Housing Authority, Single-Family Mortgage,
                           6.600% due 3/1/28 ..............................................       237,006
                                                                                              -----------
                                                                                                1,315,892
                                                                                              -----------
Hawaii -- 1.7%
  2,000,000    AAA       Hawaii State Airport System Revenue Refunding, Series B,
                           FGIC-Insured, 6.000% due 7/1/19 ................................     2,128,260
                                                                                              -----------

Illinois -- 10.8%
  3,750,000    AAA       Chicago, IL Board of Education, (Chicago School
                           Reform), AMBAC-Insured, 5.750% due 12/1/27 .....................     3,923,100
                         Chicago, IL Midway Airport Revenue, MBIA-Insured:
  2,000,000    AAA         Series A, 5.500% due 1/1/29 ....................................     2,029,720
  2,000,000    AAA         Series B, 5.625% due 1/1/29 ....................................     2,021,160
  1,500,000    A+        Illinois Health Facilities Authority Revenue Refunding, (Lutheran
                           General Health System), Series C, 7.000% due 4/1/14 ............     1,751,415
  3,000,000    AAA       Illinois State Sales Tax Revenue, Series V, 6.375% due 6/15/20 ...     3,230,550
    500,000    AAA       Metropolitan Pier & Exposition Authority, IL Dedicated State Tax
                           Revenue, FGIC-Insured, zero coupon due 6/15/20 .................       176,260
                                                                                              -----------
                                                                                               13,132,205
                                                                                              -----------
Indiana -- 1.4%
  1,750,000    AAA       Indiana State Revolving Fund Revenue, Series B,
                           5.000% due 8/1/23 ..............................................     1,703,713
                                                                                              -----------

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

December 31, 2000

     Face
    Amount     Rating(a)                            Security                                      Value
---------------------------------------------------------------------------------------------------------
Iowa -- 0.9%
 $1,000,000    A1*       Iowa Finance Authority, Hospital Facility Revenue,
                           6.750% due 2/15/16 .............................................   $ 1,068,750
                                                                                              -----------

Kansas -- 1.3%
  1,430,000    AA        Kansas State Development Finance Authority, Health Facilities
                           Revenue, (Sisters of Charity), Series J, 6.250% due 12/1/28 ....     1,536,578
                                                                                              -----------

Kentucky -- 1.5%
  1,500,000    AAA       Louisville & Jefferson County, KY Metropolitan
                           Sewer District, Sewer & Drain System, Series A,
                           FGIC-Insured, 5.000% due 5/15/30................................     1,448,415
    420,000    AAA       University of Kentucky, University Revenue, Series Q, FGIC-Insured,
                           5.000% due 5/1/18 ..............................................       418,043
                                                                                              -----------
                                                                                                1,866,458
                                                                                              -----------
Maine -- 1.7%
                         Maine State Housing Authority Mortgage Purchase:
  1,525,000    AA          Series A-2, 6.650% due 11/15/25 ................................     1,567,822
    525,000    AA          Series A-4, 6.375% due 11/15/12 ................................       534,975
                                                                                              -----------
                                                                                                2,102,797
                                                                                              -----------
Maryland -- 0.9%
  1,000,000    Baa1*     Maryland State Health & Higher Educational Facilities Authority
                           Revenue, (University of Maryland Medical System),
                           6.750% due 7/1/30 ..............................................     1,039,650
                                                                                              -----------
Massachusetts -- 4.6%
  2,375,000    AAA       Massachusetts State Turnpike Authority, Metropolitan Highway
                           Systems Revenue, Series A, MBIA-Insured, 5.000% due 1/1/37 .....     2,268,339
  3,170,000    AA        Massachusetts State Water Pollution Abatement, Series A,
                           5.750% due 8/1/29 ..............................................     3,331,924
                                                                                              -----------
                                                                                                5,600,263
                                                                                              -----------
Minnesota -- 2.6%
  3,085,000    AA+       Minnesota State Housing Finance Agency, Single-Family Mortgage,
                           Series H, 6.500% due 1/1/26 ....................................     3,135,903
                                                                                              -----------

Nevada -- 5.6%
  1,350,000    AAA       Clark County, NV Passenger Facility Revenue, (McCarran International
                           Airport), MBIA-Insured, 5.750% due 7/1/23 ......................     1,379,336
                         Nevada Housing Division, Single-Family Program, Series B-2:
  4,355,000    Aa2*        6.400% due 10/1/25 .............................................     4,469,449
    970,000    Aaa*        6.950% due 10/1/26 .............................................     1,006,918
                                                                                              -----------
                                                                                                6,855,703
                                                                                              -----------

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

December 31, 2000

     Face
    Amount     Rating(a)                            Security                                      Value
---------------------------------------------------------------------------------------------------------
New Hampshire -- 0.4%
 $  515,000    Aa3*      New Hampshire State HFA, Single-Family Residential, Series A,
                           6.800% due 7/1/15 ..............................................    $  529,899
                                                                                              -----------
New Jersey -- 9.3%
                         New Jersey EDA:
  1,000,000    A3*         New Jersey Health Care Facilities Financing Authority Revenue,
                             (Hackensack University Medical Center), 6.000% due 1/1/25 ....     1,046,700
  5,150,000    AAA         PCR, (Public Service Electric and Gas Co. Project), MBIA-Insured,
                             6.400% due 5/1/32 ............................................     5,461,008
  4,450,000    AAA         Water Facilities Revenue, (New Jersey American Water Co., Inc.
                             Project), Series A, FGIC-Insured, 6.875% due 11/1/34 .........     4,798,435
                                                                                              -----------
                                                                                               11,306,143
                                                                                              -----------
New York -- 14.7%
  1,000,000    A         New York City, NY GO, Series A, 6.000% due 5/15/30 ...............     1,074,140
                         New York City, NY Municipal Water Finance Authority, Water &
                           Sewer System Revenue:
  2,160,000    AAA           Series A, FSA-Insured, 5.375% due 6/15/26 ....................     2,180,477
                             Series B:
  1,175,000    AA              5.750% due 6/15/29 .........................................     1,223,351
  1,000,000    AA              5.125% due 6/15/31 .........................................       987,070
  2,000,000    AA+       New York City, NY Transitional Finance Authority Revenue, Series A,
                           5.125% due 8/15/21 .............................................     1,996,080
                         New York State Dorm Authority Revenue:
  2,000,000    BBB+        Mount Sinai Health, Series A, 6.500% due 7/1/25 ................     2,113,820
  4,000,000    AA-         State University Educational Facilities, 5.500% due 5/15/26 ....     4,055,360
  1,250,000    Aaa*      New York State Mortgage Agency Revenue, 24th Series,
                           6.125% due 10/1/30 .............................................     1,295,063
  2,000,000    AAA       New York State Urban Development Corp. Revenue, Correctional
                           Facilities, AMBAC-Insured, 5.375% due 1/1/25 ...................     2,017,980
    950,000    AAA       Port Authority of New York and New Jersey Construction,
                           96th Series, FGIC-Insured, 6.600% due 10/1/23 ..................     1,017,336
                                                                                              -----------
                                                                                               17,960,677
                                                                                              -----------
Ohio -- 7.6%
  2,000,000    Baa2*     Miami County, OH Hospital Facilities Revenue Refunding &
                           Improvement, (Upper Valley Medical Center), 6.250% due 5/15/13..     1,853,560
  7,200,000    A+        Ohio State Water Development Authority, Solid Waste Disposal
                           Revenue, (Cargill Inc.), 6.300% due 9/1/20 .....................     7,441,920
                                                                                              -----------
                                                                                                9,295,480
                                                                                              -----------

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

December 31, 2000

     Face
    Amount     Rating(a)                            Security                                      Value
---------------------------------------------------------------------------------------------------------
Rhode Island -- 2.7%
 $3,115,000    AA+       Rhode Island Housing & Mortgage Finance Corp., Homeownership
                           Opportunity, Series 7B, 6.800% due 10/1/25 .....................   $ 3,236,765
                                                                                              -----------

Tennessee -- 7.2%
  3,400,000    AA-       The IDB of Humphreys County, TN Solid Waste Disposal Revenue,
                           (E.I. du Pont de Nemours and Co. Project), 6.700% due 5/1/24 ...     3,657,040
  3,500,000    AAA       Memphis/Shelby County, TN Airport Authority Revenue,
                           Series D, AMBAC-Insured, 6.000% due 3/1/24 .....................     3,718,750
  1,335,000    AA        Tennessee Housing Development Agency, (Homeownership Program),
                           Series 2C, 6.350% due 1/1/31 ...................................     1,394,020
                                                                                              -----------
                                                                                                8,769,810
                                                                                              -----------
Texas -- 11.6%
  1,800,000    AAA       Houston, TX Airport System Revenue, Series B, FSA-Insured,
                           5.500% due 7/1/30 ..............................................     1,833,336
  6,000,000    AAA       Lower Neches Valley Authority, TX Industrial Development Corp.,
                           Sewerage Facilities Revenue, (Mobil Oil Refining Corp. Project),
                           6.400% due 3/1/30 ..............................................     6,350,280
                         Richardson, TX Hospital Authority Revenue Refunding &
                           Improvement, (Richardson Medical Center):
  1,840,000    BBB+          6.750% due 12/1/23 ...........................................     1,777,550
  1,160,000    BBB+          6.750% due 12/1/23, Pre-Refunded 12/1/03 .....................     1,255,700
    255,000    AA        Texas State Veterans Housing Assistance, 6.800% due 12/1/23 ......       266,835
  2,750,000    BBB       West Side Calhoun County, TX Navigation District Solid Waste
                           Disposal Revenue, (Union Carbide Chemicals), 6.400% due 5/1/23 .     2,627,267
                                                                                              -----------
                                                                                               14,110,968
                                                                                              -----------
Virginia -- 2.3%
  2,000,000    BBB       Giles County, VA IDA Revenue, (Hoechst Celanese Project),
                           5.950% due 12/1/25 .............................................     1,845,380
    955,000    AA+       Virginia State Housing Development Authority, Commonwealth
                           Mortgage, Sub-Series B-5, 6.300% due 1/1/27 ....................       975,370
                                                                                            -------------
                                                                                                2,820,750
                                                                                            -------------

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

December 31, 2000

     Face
    Amount     Rating(a)                            Security                                      Value
---------------------------------------------------------------------------------------------------------
Washington -- 5.3%
 $4,250,000    AAA       Seattle, WA GO, Series B, FSA-Insured, 5.750% due 12/1/28 ........   $ 4,473,295
    700,000    AA+       Washington State GO, Series C, 5.500% due 7/1/18 .................       748,132
  1,200,000    AAA       Washington State Public Power Supply System Revenue Refunding,
                           (Nuclear Project No. 1), Series A, MBIA-Insured,
                           5.125% due 7/1/17 ..............................................     1,203,132
                                                                                            -------------
                                                                                                6,424,559
                                                                                            -------------
                         Total Long-Term Investments (Cost-- $114,011,279) ................   120,252,515
                                                                                            -------------


Short-Term Investments -- 1.3%

Alabama -- 0.3%
    400,000      A-1+    Stevenson, AL IDB, Environmental Improvement Revenue Refunding,
                           (Mead Corp. Project), VRDD, 4.850% due 11/1/16 .................       400,000
                                                                                            -------------

Michigan -- 0.1%
    100,000      A-1+    University of Michigan University Revenue, Series A, VRDD,
                           4.900% due 12/1/27 .............................................       100,000
                                                                                            -------------

Pennsylvania -- 0.7%
    800,000      A-1+    Schuylkill County, PA IDA, Recovery Revenue Refunding,
                           (Northeastern Power Project A), VRDD, 4.850% due 12/1/22 .......       800,000
                                                                                            -------------

Texas -- 0.2%
    300,000      VMIG 1* Harris County, TX Health Facilities Development Corp. Revenue,
                           (Young Men's Christian Association), VRDD, 5.000% due 7/1/34....       300,000
                                                                                            -------------
                         Total Short-Term Investments (Cost -- $1,600,000) ................     1,600,000
                                                                                            -------------
                         Total Investments-- 100% (Cost -- $115,611,279**) ................  $121,852,515
                                                                                            =============

---------------
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.

 ** Aggregate cost for Federal income tax purposes is substantially the same.

See pages 8 and 9 for definitions of ratings and certain security descriptions.

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Long-Term Securities Ratings (unaudited)

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA - Bonds rated "AAA" have the highest rating assigned by Standard &Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A - Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa - Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A - Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR - Indicates that the bond is not rated by Moody's or Standard & Poor's as indicated.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Short-Term Securities Ratings (unaudited)

SP-1 - Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 - Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 - Moody's highest rating for issues having a demand feature - VRDO.

P-1 - Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


Security Descriptions (unaudited)

ABAG     - Association of Bay Area Governors        GO        - General Obligation Bonds
AIG      - American International Guaranty          HDC       - Housing Development Corporation
AMBAC    - American Municipal Bond Assurance        HFA       - Housing Finance Authority
             Corporation                            IDA       - Industrial Development Authority
BAN      - Bond Anticipation Notes                  IDB       - Industrial Development Board
BIG      - Bond Investors Guaranty                  IDR       - Industrial Development Revenue
CGIC     - Capital Guaranty Insurance Company       INFLOS    - Inverse Floaters
CHFCLI   - California Health Facility               ISD       - Independent School District
             Construction Loan Insurance            LEVRRS    - Leveraged Reverse Rate Securities
CONNIE                                              LOC       - Letter of Credit
  LEE    - College Construction Loan Association    MBIA      - Municipal Bond Investors Assurance
COP      - Certificate of Participation                           Corporation
EDA      - Economic Development Authority           MVRICS    - Municipal Variable Rate Inverse
EDR      - Economic Development Revenue                           Coupon Security
FGIC     - Financial Guaranty Insurance Company     PCR       - Pollution Control Revenue
FHA      - Federal Housing Administration           PSFG      - Permanent School Fund Guaranty
FHLMC    - Federal Home Loan Mortgage               RAN       - Revenue Anticipation Notes
             Corporation                            RIBS      - Residual Interest Bonds
FLAIRS   - Floating Adjustable Interest Rate        RITES     - Residual Interest Tax-Exempt Securities
             Securities                             SYCC      - Structured Yield Curve Certificate
FNMA     - Federal National Mortgage Association    TAN       - Tax Anticipation Notes
FRTC     - Floating Rate Trust Certificates         TECP      - Tax Exempt Commercial Paper
FSA      - Financial Security Assurance             TOB       - Tender Option Bonds
GIC      - Guaranteed Investment Contract           TRAN      - Tax and Revenue Anticipation Notes
GNMA     - Government National Mortgage             VA        - Veterans Administration
             Association                            VRDD      - Variable Rate Daily Demand
                                                    VRWE      - Variable Rate Wednesday Demand

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Statement of Assets and Liabilities
December 31, 2000

ASSETS:
     Investments, at value (Cost -- $115,611,279) ....................................   $ 121,852,515
     Cash ............................................................................          88,748
     Interest receivable .............................................................       1,825,258
     Receivable for securities sold ..................................................          90,228
     Prepaid expenses ................................................................           5,219
     Other assets ....................................................................          17,259
                                                                                         -------------
     Total Assets ....................................................................     123,879,227
                                                                                         -------------

LIABILITIES:
     Payable for securities purchased ................................................       1,670,521
     Management fee payable ..........................................................          57,446
     Accrued expenses ................................................................          84,426
                                                                                         -------------
     Total Liabilities ...............................................................       1,812,393
                                                                                         -------------
Total Net Assets .....................................................................   $ 122,066,834
                                                                                         =============

NET ASSETS:
     Preferred Stock (Note 5) ........................................................   $  40,000,000
                                                                                         -------------
     Common Stock ($0.001 par value, 100,000,000 shares authorized; 5,757,094
       shares outstanding) ...........................................................           5,757
     Additional paid-in capital ......................................................      79,673,514
     Undistributed net investment income .............................................          38,508
     Accumulated net realized loss from security transactions ........................      (3,892,181)
     Net unrealized appreciation of investments ......................................       6,241,236
                                                                                         -------------
     Net Assets Applicable to Common Stock ...........................................      82,066,834
                                                                                         -------------
Total Net Assets .....................................................................   $ 122,066,834
                                                                                         =============

Net Asset Value Per Share of Common Stock ($82,066,834 / 5,757,094 shares outstanding)          $14.25
                                                                                                ======

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Statement of Operations
For the Year Ended December 31, 2000

INVESTMENT INCOME:
     Interest ......................................................................   $  7,132,322
                                                                                       ------------

EXPENSES:
     Management fee (Note 2) .......................................................        701,141
     Auction agent fees ............................................................        109,434
     Shareholder communications ....................................................         69,812
     Audit and tax services ........................................................         66,600
     Directors' fees and expenses ..................................................         28,125
     Transfer agent ................................................................         23,907
     Listing fees ..................................................................         16,125
     Legal .........................................................................         13,635
     Custody .......................................................................          5,566
     Other .........................................................................         23,281
                                                                                       ------------
     Total Expenses ................................................................      1,057,626
                                                                                       ------------
Net Investment Income ..............................................................      6,074,696
                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Net Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales ........................................................     35,791,477
        Cost of securities sold ....................................................     36,437,773
                                                                                       ------------
     Net Realized Loss .............................................................       (646,296)
                                                                                       ------------
     Change in Net Unrealized Appreciation (Depreciation) of Investments:
        Beginning of year ..........................................................     (1,018,679)
        End of year ................................................................      6,241,236
                                                                                       ------------
     Increase in Net Unrealized Appreciation .......................................      7,259,915
                                                                                       ------------
Net Gain on Investments ............................................................      6,613,619
                                                                                       ------------
Increase in Net Assets From Operations .............................................   $ 12,688,315
                                                                                       ============

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                2000            1999
-----------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income ............................   $   6,074,696    $   5,861,485
     Net realized loss ................................        (646,296)      (1,439,764)
     Increase (decrease) in net unrealized appreciation       7,259,915       (8,781,582)
                                                          -------------    -------------
     Increase (Decrease) in Net Assets From Operations       12,688,315       (4,359,861)
                                                          -------------    -------------
DIVIDENDS PAID FROM NET INVESTMENT INCOME TO:
     Common shareholders ..............................      (4,472,111)      (4,594,162)
     Preferred shareholders ...........................      (1,662,602)      (1,437,790)
                                                          -------------    -------------
     Decrease in Net Assets From Dividends ............      (6,134,713)      (6,031,952)
                                                          -------------    -------------
Increase (Decrease) in Net Assets .....................       6,553,602      (10,391,813)
NET ASSETS:
     Beginning of year ................................     115,513,232      125,905,045
                                                          -------------    -------------
     End of year* .....................................   $ 122,066,834    $ 115,513,232
                                                          =============    =============
* Includes undistributed net investment income of: ....         $38,508          $98,525
                                                                =======          =======

Statement of Cash Flows
For the Year Ended December 31, 2000

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
     Proceeds from sales of portfolio securities ......................     $ 35,766,287
     Purchases of portfolio securities ................................      (35,114,516)
     Net purchases of short-term securities ...........................         (500,000)
                                                                            ------------
                                                                                 151,771
     Net investment income ............................................        6,074,696
     Amortization of net premium on investments .......................            8,713
     Net change in receivables/payables related to operations .........          (28,677)
                                                                            ------------
     Net Cash Flows Provided by Operating Activities ..................        6,206,503
                                                                            ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
     Common stock dividends paid ......................................       (4,472,111)
     Preferred stock dividends paid ...................................       (1,679,861)
                                                                            ------------
     Net Cash Flows Used by Financing Activities ......................       (6,151,972)
                                                                            ------------
Net Increase in Cash ..................................................           54,531
Cash, Beginning of year ...............................................           34,217
                                                                            ------------
Cash, End of year .....................................................     $     88,748
                                                                            ============

-------------------------------------------------------------------------------
                       See Notes to Financial Statements.
Page 12

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

Municipal Partners Fund Inc. ("Fund") was incorporated in Maryland on November 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund's primary investment objective is to seek a high level of current income which is exempt from federal income taxes, consistent with the preservation of capital. As a secondary investment objective, the Fund intends to enhance portfolio value by purchasing tax exempt securities that, in the opinion of Salomon Brothers Asset Management Inc ("Investment Adviser"), may appreciate in value relative to other similar obligations in the marketplace.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with Generally Accepted Accounting Principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

SECURITIES VALUATION. Tax-exempt securities are valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. The Fund amortizes premiums and accretes discounts on securities purchased using the effective interest method.

FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Long-term capital gains, if any, in excess of loss carryovers (See Note 4) are expected to be distributed annually. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Note 5. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.

CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with PIMCO Advisors L.P. ("Investment Manager"), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund entered into an investment advisory and administration agreement with the Investment Adviser, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc., pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to SSB Citi Fund Management LLC ("SSBC"), an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SSBC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets for its services, and the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets for its services. For purposes of calculating the fees, the liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

At December 31, 2000, the Investment Adviser owned 4,275 shares of the Fund.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Note 3. Investments

During the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases......................................................  $36,785,037
                                                                 ===========
Sales..........................................................  $35,791,477
                                                                 ===========
At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation..................................  $ 6,649,036
Gross unrealized depreciation..................................     (407,800)
                                                                 -----------
Net unrealized appreciation....................................  $ 6,241,236
                                                                 ===========

Note 4. Capital Loss Carryforwards

At December 31, 2000, the Fund had, for Federal income tax purposes approximately $3,892,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                         2002           2003        2004        2007          2008
                                         -----          -----       -----       -----         -----
Carryforward Amounts................   $1,049,000     $704,000     $52,000     $620,000    $1,467,000

Note 5. Preferred Stock

On April 2, 1993, the Fund closed its public offering of 800 shares of $0.001 par value Auction Rate Preferred Stock ("Preferred Shares") at an offering price of $50,000 per share. The Preferred Shares have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and, subject to certain restrictions, are redeemable in whole or in part.

Dividend rates generally reset every 28 days and are determined by auction procedures. The dividend rates on the Preferred Shares during the year ended December 31, 2000 ranged from 3.907% to 5.250%. The weighted average dividend rate for the year ended December 31, 2000 was 4.137%. The Board of Directors designated the dividend period commencing December 26, 2000 as a Special Rate Period. Pursuant to this Special Rate Period, the dividend rate set by the auction held on December 22, 2000 remained in effect through January 1, 2001. The dividend rate for this Special Rate Period was 5.250%.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

The Fund is subject to certain restrictions relating to the Preferred Shares. The Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%. The Preferred Shares are also subject to mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Articles Supplementary are not satisfied.

The Preferred Shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two directors and on certain matters affecting the rights of the Preferred Shares.

The issuance of preferred stock poses certain risks to holders of common stock, including, among others the possibility of greater market price volatility and in certain market conditions, the yield to holders of common stock may be adversely affected.


Note 6. Concentration of Credit Risk

Since the Fund invests a portion of its assets in issuers located in a single state, it may be affected by economic and political developments in a specific state or region. Certain debt obligations held by the Fund are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.


Note 7. Events Subsequent to December 31, 2000

Common Stock Dividends. On January 2 and February 1, 2001, the Board of Directors of the Fund declared a common share dividend from net investment income, each in the amount of $0.0612 per share, payable on January 26 and February 23, 2001 to shareholders of record on January 17 and February 13, 2001, respectively.

Preferred Stock Dividends. The Board of Directors designated each of the following dividend periods as a Special Rate Period. With each auction date, the regular auction procedure resumes, subject to the Fund's ability to designate any subsequent dividend period as a Special Rate Period.

   Auction         Commencement of        Rate Effective          Preferred
    Date             Rate Period              Through                Rate
-------------------------------------------------------------------------------

  12/29/00              1/2/01                  1/8/01               5.190%
    1/8/01              1/9/01                 1/15/01               3.945
   1/12/01             1/16/01                 1/22/01               3.649
   1/22/01             1/23/01                 1/29/01               4.350
   1/29/01             1/30/01                  2/5/01               3.700
    2/5/01              2/6/01                 2/12/01               4.190

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Financial Highlights

Data for a share of common stock outstanding throughout each year ended December 31:

                                                 2000        1999         1998       1997        1996
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year.........     $  13.12    $  14.92    $ 14.85     $ 13.99     $14.19
                                                --------    --------    -------     -------    -------
Income (Loss) From Operations:
   Net investment income...................         1.06        1.02       1.04        1.06       1.08
   Net realized and unrealized gain (loss).         1.14       (1.77)      0.09        0.86      (0.24)
                                                --------    --------    -------     -------    -------
Total Income (Loss) From Operations........         2.20       (0.75)      1.13        1.92       0.84
                                                --------    --------    -------     -------    -------
Less Dividends Paid From
Net Investment Income to:
  Common shareholders......................        (0.78)      (0.80)     (0.80)      (0.80)     (0.79)
  Preferred shareholders...................        (0.29)      (0.25)     (0.26)      (0.26)     (0.25)
                                                --------    --------    -------     -------    -------
Total Dividends From Net Investment Income.        (1.07)      (1.05)     (1.06)      (1.06)     (1.04)
                                                --------    --------    -------     -------    -------

Net Asset Value, End of Year...............     $  14.25    $  13.12    $ 14.92     $ 14.85     $13.99
                                                ========    ========    =======     =======    =======
Market Value, End of Year..................     $12.0625    $10.9375    $14.125     $ 13.50    $ 11.75
                                                ========    ========    =======     =======    =======
Total Return, Based on Market Price(1).....        17.90%     (17.52)%    10.89%      22.31%      7.99%
Ratios to Average Net Assets of
Common Shareholders(2):
  Operating expenses.......................         1.36%       1.30%      1.28%       1.34%      1.40%
  Net investment income....................         7.84%       7.18%      6.99%       7.47%      7.84%
Net Assets of Common Shareholders,
  End of Year (000s).......................     $ 82,067    $ 75,513   $ 85,905    $ 85,486   $ 80,553
Portfolio Turnover Rate....................           31%         54%        32%         27%        27%
Auction Rate Preferred Stock:
  Total Amount Outstanding (000s)..........     $ 40,000    $ 40,000   $ 40,000    $ 40,000   $ 40,000
  Asset Coverage Per Share.................      152,584     144,391    157,381     156,858    150,691
  Involuntary Liquidating Preference Per Share    50,000      50,000     50,000      50,000     50,000
  Average Market Value Per Share...........       50,000      50,000     50,000      50,000     50,000

--------------------------------------------------------------------------------
(1) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
(2) Ratios calculated on the basis of income and expenses relative to the average net assets of common shares and excludes the effect of dividend payments to preferred shareholders.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Report of Independent Accountants

To the Board of Directors and Shareholders of Municipal Partners Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Municipal Partners Fund Inc. (the "Fund") at December 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 21, 2001

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .


Selected Quarterly Financial Information (unaudited)


Summary of quarterly results of operations:

                                                                                            Net Realized &
                                                                  Net Investment              Unrealized
                                                                      Income                  Gain (Loss)
                                                                -------------------       -------------------
Quarter Ended*                                                   Total   Per Share         Total    Per Share
-------------------------------------------------------------------------------------------------------------

March 31, 1999...............................................    $1,449    $0.25          $  (793)    $(0.14)

June 30, 1999................................................     1,455     0.26           (3,463)     (0.60)

September 30, 1999...........................................     1,462     0.25           (2,750)     (0.48)

December 31, 1999............................................     1,495     0.26           (3,215)     (0.55)

March 31, 2000...............................................     1,514     0.26            1,909       0.33

June 30, 2000................................................     1,520     0.26              336       0.06

September 30, 2000...........................................     1,522     0.27            1,063       0.18

December 31, 2000............................................     1,519     0.27            3,306       0.57

-------------------------------------------------------------------------------------------------------------

*Totals expressed in thousands of dollars except per share amounts.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .


Additional Shareholder Information (unaudited)

On May 2, 2000, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

   1. The election of William D. Cvengros* and Leslie H. Gelb until year 2003 and Jeswald W. Salacuse until year 2001 as Directors of the Fund; and

   2. The ratification of the selection of Pricewaterhouse Coopers LLP as the Fund's independent accountants for the fiscal year ending December 31, 2000.

   The results of the vote on Proposal 1 were as follows:

                                          % of                   % of                    % of
                                         Shares       Votes     Shares       Votes      Shares
 Name of Directors        Votes For       Voted      Against     Voted     Abstained   Abstained
--------------------------------------------------------------------------------------------------

William D. Cvengros       5,186,727       99.0%         0         0.0%       51,061       1.0%
Leslie H. Gelb            5,186,227       99.0          0         0.0        51,561       1.0
Jeswald W. Salacuse       5,186,227       99.0          0         0.0        51,561       1.0
--------------------------------------------------------------------------------------------------

   The results of the vote on Proposal 2 were as follows:

                      % of Shares                        % of Shares          Votes         % of Shares
     Votes For           Voted        Votes Against         Voted           Abstained        Abstained
--------------------------------------------------------------------------------------------------------
     5,177,101           99.0%           40,872             0.7%             19,815            0.3%
--------------------------------------------------------------------------------------------------------

     Preferred        % of Shares       Preferred        % of Shares     Preferred Votes    % of Shares
     Votes For           Voted        Votes Against         Voted           Abstained        Abstained
--------------------------------------------------------------------------------------------------------
        800             100.0%              0               0.0%                0              0.0%
--------------------------------------------------------------------------------------------------------

* Mr. Cvengros subsequently resigned from the Board of Directors on November 21, 2000.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Dividend Reinvestment Plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), holders of Common Stock whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Fund shares pursuant to the Plan, unless they elect to receive distributions in cash. Holders of Common Stock who elect to receive distributions in cash will receive all distributions in cash by check in dollars mailed directly to the holder by the Plan Agent as dividend-paying agent. Holders of Common Stock who do not wish to have distributions automatically reinvested should notify the Plan Agent at the address below. Distributions with respect to Common Stock registered in the name of a bank, broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the bank, broker-dealer or other nominee or the holder elects to receive dividends and distributions in cash. Investors who own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the holders of Common Stock in administering the Plan. After the Fund declares a dividend on the Common Stock or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares of Common Stock in connection with the Plan.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase shares of Common Stock in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares of Common Stock in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of holders of Common Stock, such as banks, broker-dealers or other nominees, who hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

holders as representing the total amount registered in such holders' names and held for the account of beneficial owners that have not elected to receive distributions in cash.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and voluntary cash payments made by the participant. The receipt of dividends and distributions under the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice in writing is received by the Plan Agent not less than ten days prior to any dividend or distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares or, upon written instruction from the participant, the Plan Agent will sell part or all of the participant's shares and remit the proceeds to the participant, less a $2.50 fee plus brokerage commission for the transaction.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to all participants in the Plan at least 30 days before the record date for the dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent upon at least 30 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209.

                       -----------------------------------

This report is transmitted to the shareholders of Municipal Partners Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.


Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended December 31, 2000:

         * 100% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

M  U  N  I  C  I  P  A  L    P  A  R  T  N  E  R  S    F  U  N  D    I  N  C  .

Directors

Charles F. Barber
      Consultant; formerly Chairman,
      ASARCO Incorporated

Leslie H. Gelb
      President, The Council
      on Foreign Relations

Heath B. McLendon
      Co-Chairman of the Board;
      Managing Director,
      Salomon Smith Barney Inc.
      President and Director,
      SSB Citi Fund Management LLC and
      Travelers Investment Advisers, Inc.

Riordan Roett
      Professor and Director, Latin American
      Studies Program, Paul H. Nitze
      School of Advanced International Studies,
      Johns Hopkins University

Jeswald W. Salacuse
      Henry J. Braker Professor of
      Commercial Law, and formerly Dean,
      The Fletcher School of Law & Diplomacy
      Tufts University

Stephen J. Treadway
      Co-Chairman of the Board;
      Executive Vice President,
      PIMCO Advisors L.P.
      Chairman and President,
      PIMCO Funds Distributors LLC


Officers

Heath B. McLendon
      Co-Chairman of the Board

Stephen J. Treadway
      Co-Chairman of the Board and
      President

Lewis E. Daidone
      Executive Vice President and Treasurer

Robert E. Amodeo
      Executive Vice President

Newton B. Schott
      Executive Vice President

Anthony Pace
      Controller

Christina T. Sydor
      Secretary


Municipal Partners Fund Inc.

      7 World Trade Center
      New York, New York 10048
      Telephone 1-888-777-0102

Investment Adviser
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

Investment Manager
      PIMCO Advisors L.P.
      800 Newport Center Drive
      Suite 100
      Newport Beach, California 92660

Auction Agent
      Bankers Trust Company
      4 Albany Street
      New York, New York 10006

Custodian
      PFPC Trust Company
      8800 Tinicum Blvd.
      Third Floor Suite 200
      Philadelphia, Pennsylvania 19153

Dividend Disbursing and Transfer Agent
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, Massachusetts 02110

Legal Counsel
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

Independent Accountants
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

New York Stock Exchange Symbol
      MNP

                 Municipal Partners
                 Fund Inc.


                 Annual Report
                 DECEMBER 31, 2000





--------------------------------------------------
                 Salomon Brothers Asset Management
                 -----------------------------------------------------


State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
                                                             MNPANN 12/00


                                                               BULK RATE
                                                             U.S. POSTAGE
                                                                 PAID
                                                           S. HACKENSACK, NJ
                                                            PERMIT No. 750